UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025 (April 23, 2025)

VivoSim Labs, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35996	27-1488943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Rd Suite 100
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 224-1000

Organovo Holdings, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VIVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective at 12:01 a.m. (Eastern Time) on April 24, 2025, Organovo Holdings, Inc., a Delaware corporation (the “Company”), changed its name to VivoSim Labs, Inc. (the “Name Change”) by filing a Certificate of Fourth Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware on April 23, 2025. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), the board of directors of the Company (the “Board”) approved the Name Change and the Certificate of Amendment. Pursuant to Section 242(b)(1) of the DGCL, stockholder approval was not required for the Name Change or the Certificate of Amendment. The Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation.

In addition, effective April 24, 2025, the Company amended and restated its Amended and Restated Bylaws (the “Bylaws”) to reflect the Name Change (the “A&R Bylaws”). The A&R Bylaws contain no other changes. In accordance with the DGCL and the Bylaws, the Board approved the A&R Bylaws, and stockholder approval was not required for such amendment.

The foregoing descriptions are only a summary of the Certificate of Amendment and the A&R Bylaws, and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the A&R Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On April 24, 2025, the Company issued a press release announcing emergence from stealth mode to provide technologies for FDA turn away from animal models. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including the press release attached hereto as Exhibit 99.1, is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the 1934 Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

In connection with the Name Change, the Company’s common stock, par value $0.001 per share (the “Common Stock”), will begin trading on the Nasdaq Capital Market under the new ticker symbol “VIVS,” effective as of the opening of trading hours on April 24, 2025 (the “Symbol Change”). The CUSIP number of the Common Stock will be unchanged and remain 68620A302.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

3.1	Certificate of Fourth Amendment to the Certificate of Incorporation, dated April 23, 2025.

3.2	Amended and Restated Bylaws of VivoSim Labs, Inc., effective as of April 24, 2025.

99.1	Press Release dated April 24, 2025.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVOSIM LABS, INC.

Date:	April 24, 2025	By:	/s/ Keith Murphy
Name: Keith Murphy Title: Executive Chairman